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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 19, 2003

                                  QUOVADX, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

         Delaware                      000-29273                85-0373486
-----------------------------         ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

         6400 S. FIDDLER'S GREEN CIRCLE, SUITE 1000, ENGLEWOOD CO 80111
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 488-2019

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On December 19, 2003, Quovadx, Inc. (the "Registrant") and its wholly owned subsidiary Chess Acquisition Corporation. ("Purchaser") accepted for exchange and payment all shares of common stock of Rogue Wave Software, Inc. validly tendered pursuant to the Registrant's offer to exchange all the outstanding shares of Rogue Wave common stock for the right to receive cash and shares of Registrant common stock (the "Offer"). The offer initially expired at midnight, Eastern Standard Time, on December 16, 2003 and was followed by a subsequent offering period that began at 9:00 a.m., Eastern Standard Time, on December 17, 2003. As of December 19, 2003, approximately 90.7% of the outstanding shares of Rogue Wave common stock were validly tendered and not withdrawn (excluding approximately 1.6% tendered by notice of guaranteed delivery).

Also on December 19, 2003, following the acceptance for exchange of the tendered Rogue Wave shares, and pursuant to the Agreement and Plan of Merger, dated as of November 3, 2003 by and among the Registrant, Purchaser and Rogue Wave, the acquisition of all of the outstanding shares of Rogue Wave not acquired pursuant to the Offer was completed through the merger of Purchaser with and into Rogue Wave, resulting in Rogue Wave becoming a wholly owned subsidiary of the Registrant (the "Merger"). In connection with the Merger, each share of Rogue Wave common stock that was not tendered in the Offer (other than shares held by any stockholders that properly exercise their appraisal rights under Delaware law) was automatically converted into the right to receive $4.09 in cash, 0.5292 shares of Registrant common stock and cash for fractional shares, the same consideration payable to stockholders that tendered Rogue Wave shares in connection with the Offer.

Rogue Wave develops, markets and supports object-oriented and infrastructure software technology. Rogue Wave offers proven software components and frameworks that enhance developer productivity for implementing common application functionality. Rogue Wave's software also handles the complex architectural issues that are key to successful application implementation, which most often fall outside a company's in-house development expertise.

The acquisition was funded with available cash and newly issued shares of Registrant common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

         The financial statements required by Item 7(a) were previously reported as part of the Registrant's registration statement on Form S-4, as amended (Registration No. 333-110388) and are incorporated herein by reference to Rogue Wave's annual report on Form 10-K for the fiscal year ended September 30, 2003, filed on November 25, 2003.

(b) Pro Forma Financial Information

         The pro forma financial information required by Item 7(b) was previously filed as part of the Registrant's registration statement on Form S-4, as amended (Registration No. 333-110388).

(c) Exhibits

         2.1 Agreement and Plan of Merger, dated as of November 3, 2003 by and among Rogue Wave Software, Inc., Quovadx, Inc. and Chess Acquisition Corporation, previously filed as Annex A to Registration Statement No. 333-110388 on Form S-4 filed with the Securities and Exchange Commission on November 12, 2003.

         99.1 Press Release of Registrant dated December 19, 2003

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QUOVADX, INC.

Date: December 19, 2003
                                                     /S/ LINDA K. WACKWITZ
                                                     ---------------------
                                                     Linda K. Wackwitz
                                                     Assistant Secretary

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                            EXHIBIT
-------  --------------------------------------------------------------
2.1      Agreement and Plan of Merger, dated as of November 3, 2003 by and among Rogue Wave Software, Inc., Quovadx, Inc. and Chess
         Acquisition Corporation, previously filed as Annex A to Registration
         Statement No. 333-110388 on Form S-4 filed with the Securities and Exchange Commission on November 12, 2003.

99.1     Press release of the Registrant dated December 19, 2003